UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2024

Date of Report (Date of earliest event reported)

PETROGAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	333-196409	98-1153516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12800 Post Oak B Blvd., Suite 4100 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(832) 253-1152

Registrant’s telephone number, including area code

________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a)	Termination of Independent Registered Public Accounting Firm

On October 21, 2024, Petrogas Company (the “Company”) dismissed Olayinka Oyebola & Co, Chartered Accountants (“OOC”) as its independent registered public accounting firm. The Company’s audit committee unanimously approved the decision to dismiss OOC.

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal year ended March 31, 2024 and the subsequent interim period up to and including the date of OOC’s dismissal between the Company and OOC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of OOC, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

(b)	Appointment of Independent Registered Public Accounting Firm

On October 24, 2024, the Company appointed Boladale Lawal & Co (Chartered Accountants) (“BLC”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended March 31, 2024 and 2023 and any subsequent interim periods through the date hereof prior to the engagement of BLC, neither the Company, nor someone on its behalf, has consulted BLC regarding

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Olayinka Oyebola & Co, Chartered Accountants

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROGAS COMPANY

DATE: October 28, 2024	By:	/s/ Huang Yu
	Name:	Huang Yu
	Title:	President, CEO

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